UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: January 29, 2007
(Date of earliest event reported)

               Wells Fargo Mortgage Backed Securities 2007-1 Trust
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           (Exact name of issuing entity as specified in its charter)

                    Wells Fargo Asset Securities Corporation
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              (Exact name of depositor as specified in its charter)

                             Wells Fargo Bank, N.A.
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               (Exact name of sponsor as specified in its charter)

      New York                   333-137620-04                  Applied For
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  (State or other             (Commission File No.             (IRS Employer
   jurisdiction                of issuing entity)            Identification No.
 of incorporation                                            of issuing entity)
of issuing entity)

      7430 New Technology Way, Frederick, Maryland                21703
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Address of principal executive offices                          (Zip Code)

Depositor's telephone number, including area code   (301) 846-8881
                                                  ------------------------------


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        (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01   Financial Statements and Exhibits

            (c)  Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                          Description
-----------                          -----------
      (5.1)                          Legality Opinion of Cadwalader, Wickersham
                                     & Taft LLP.

      (8.1) Tax Opinion of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5.1).

      (23.1) Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5.1)

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WELLS FARGO ASSET SECURITIES
                                        CORPORATION

January 29, 2007

                                        /s/ Bradley A. Davis
                                        ---------------------------------------
                                        Bradley A. Davis
                                        Vice President

                              INDEX TO EXHIBITS

                                                                  Paper (P) or
Exhibit No.      Description                                      Electronic (E)
-----------      -----------                                      --------------

      (5.1)      Legality Opinion of Cadwalader,                  E
                 Wickersham & Taft LLP.

      (8.1)      Tax Opinion of Cadwalader, Wickersham            E
                 & Taft LLP (included as part of Exhibit 5.1).

      (23.1)     Consent of Cadwalader, Wickersham &              E
                 Taft LLP (included as part of Exhibit
                 5.1).